Item 77C DWS Target 2010 Fund

Registrant incorporates by reference to its Proxy
Statement filed on January 4, 2008 (SEC Accession No.
0001193125-08-001712).
The Special Meeting of Shareholders of DWS Target
2010 Fund (the "Fund") was held on March 31, 2008 at
the offices of Deutsche Asset Management, 345 Park
Avenue, New York, NY 10154. The following matters
were voted upon by the shareholders of said Fund (the
resulting votes are presented below):
1.	Election of the Board of Trustees.

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
3,326,028.7360
159,151.4650
Henry P. Becton, Jr.
3,331,383.2940
153,796.9070
Dawn-Marie Driscoll
3,310,195.2650
174,984.9360
Keith R. Fox
3,332,916.8220
152,263.3790
Paul K. Freeman
3,332,916.8220
152,263.3790
Kenneth C. Froewiss
3,331,637.8220
153,542.3790
Richard J. Herring
3,328,192.2640
156,987.9370
William McClayton
3,326,247.2780
158,932.9230
Rebecca W. Rimel
3,312,358.7930
172,821.4080
William N. Searcy, Jr.
3,331,395.9460
153,784.2550
Jean Gleason Stromberg
3,310,449.7930
174,730.4080
Robert H. Wadsworth
3,331,395.9460
153,784.2550
Axel Schwarzer
3,325,859.1540
159,321.0470

2-A.	Approval of an Amended and Restated Investment
Management Agreement.
Number of Votes:
For
Against
Abstain
2,543,700.1170
149,907.7360
222,272.3480

2-B.	Approval of a Subadvisor Approval Policy.
Number of Votes:
For
Against
Abstain
2,520,750.6160
186,930.1920
208,199.3930

3.	Approval of a Revised Fundamental Investment
Policy regarding Commodities.
Number of Votes:
For
Against
Abstain
2,524,195.6370
175,047.0890
216,637.4750

The meeting was reconvened on May 1, 2008, at which
time the following matter was voted upon by the
shareholders:
4-A.	Approval of Amended and Restated Declarations of
Trust.
Number of Votes:
For
Against
Abstain
2,623,866.7400
167,698.0560
257,691.3990



Item 77C DWS Target 2011 Fund

Registrant incorporates by reference to its Proxy
Statement filed on January 4, 2008 (SEC Accession No.
0001193125-08-001712).
The Special Meeting of Shareholders of DWS Target
2011 Fund (the "Fund") was held on March 31, 2008 at
the offices of Deutsche Asset Management, 345 Park
Avenue, New York, NY 10154. The following matters
were voted upon by the shareholders of said Fund (the
resulting votes are presented below):
1.	Election of the Board of Trustees.

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
4,506,885.8650
310,278.1970
Henry P. Becton, Jr.
4,510,570.2330
306,593.8290
Dawn-Marie Driscoll
4,508,996.4480
308,167.6140
Keith R. Fox
4,513,218.0620
303,946.0000
Paul K. Freeman
4,509,422.4030
307,741.6590
Kenneth C. Froewiss
4,513,106.7710
304,057.2910
Richard J. Herring
4,515,072.0620
302,092.0000
William McClayton
4,515,072.0620
302,092.0000
Rebecca W. Rimel
4,511,842.0620
305,322.0000
William N. Searcy, Jr.
4,513,106.7710
304,057.2910
Jean Gleason Stromberg
4,510,630.2330
306,533.8290
Robert H. Wadsworth
4,515,072.0620
302,092.0000
Axel Schwarzer
4,513,275.6950
303,888.3670

2-A.	Approval of an Amended and Restated Investment
Management Agreement.
Number of Votes:
For
Against
Abstain
3,357,743.8050
196,854.0680
298,603.1890

2-B.	Approval of a Subadvisor Approval Policy.
Number of Votes:
For
Against
Abstain
3,280,923.2840
210,439.7540
361,838.0240

3.	Approval of a Revised Fundamental Investment
Policy regarding Commodities.
Number of Votes:
For
Against
Abstain
3,295,125.0350
234,874.0420
323,201.9850

The meeting was reconvened on May 1, 2008, at which
time the following matter was voted upon by the
shareholders:
4-A.	Approval of Amended and Restated Declarations of
Trust.
Number of Votes:
For
Against
Abstain
3,551,392.4770
209,304.6870
385,956.3300


Item 77C DWS Target 2012 Fund

Registrant incorporates by reference to its Proxy
Statement filed on January 4, 2008 (SEC Accession No.
0001193125-08-001712).
The Special Meeting of Shareholders of DWS Target
2012 Fund (the "Fund") was held on March 31, 2008 at
the offices of Deutsche Asset Management, 345 Park
Avenue, New York, NY 10154. The following matters
were voted upon by the shareholders of said Fund (the
resulting votes are presented below):
1.	Election of the Board of Trustees.

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
4,410,983.4560
194,205.8430
Henry P. Becton, Jr.
4,407,924.4560
197,264.8430
Dawn-Marie Driscoll
4,405,692.1280
199,497.1710
Keith R. Fox
4,403,479.3380
201,709.9610
Paul K. Freeman
4,394,588.1690
210,601.1300
Kenneth C. Froewiss
4,400,298.0100
204,891.2890
Richard J. Herring
4,405,202.3380
199,986.9610
William McClayton
4,408,167.1690
197,022.1300
Rebecca W. Rimel
4,410,912.1790
194,277.1200
William N. Searcy, Jr.
4,402,545.3380
202,643.9610
Jean Gleason Stromberg
4,409,126.3380
196,062.9610
Robert H. Wadsworth
4,402,112.0100
203,077.2890
Axel Schwarzer
4,401,571.1690
203,618.1300

2-A.	Approval of an Amended and Restated Investment
Management Agreement.
Number of Votes:
For
Against
Abstain
3,233,308.9330
142,002.6700
257,641.6960

2-B.	Approval of a Subadvisor Approval Policy.
Number of Votes:
For
Against
Abstain
3,212,330.3070
152,281.6440
268,341.3480

3.	Approval of a Revised Fundamental Investment
Policy regarding Commodities.
Number of Votes:
For
Against
Abstain
3,229,914.3400
174,591.4600
228,447.4990

The meeting was reconvened on May 1, 2008, at which
time the following matter was voted upon by the
shareholders:
4-A.	Approval of Amended and Restated Declarations of
Trust.
Number of Votes:
For
Against
Abstain
3,337,840.0300
211,837.5200
274,005.8440


Item 77C DWS Target 2013 Fund

Registrant incorporates by reference to its Proxy
Statement filed on January 4, 2008 (SEC Accession No.
0001193125-08-001712).
The Special Meeting of Shareholders of DWS Target
2013 Fund (the "Fund") was held on March 31, 2008 at
the offices of Deutsche Asset Management, 345 Park
Avenue, New York, NY 10154. The following matters
were voted upon by the shareholders of said Fund (the
resulting votes are presented below):
1.	Election of the Board of Trustees.

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
2,683,031.0040
109,979.1500
Henry P. Becton, Jr.
2,683,031.0040
109,979.1500
Dawn-Marie Driscoll
2,680,074.0040
112,936.1500
Keith R. Fox
2,683,031.0040
109,979.1500
Paul K. Freeman
2,681,477.9760
111,532.1780
Kenneth C. Froewiss
2,682,444.0040
110,566.1500
Richard J. Herring
2,683,031.0040
109,979.1500
William McClayton
2,677,830.8710
115,179.2830
Rebecca W. Rimel
2,680,074.0040
112,936.1500
William N. Searcy, Jr.
2,680,661.0040
112,349.1500
Jean Gleason Stromberg
2,683,031.0040
109,979.1500
Robert H. Wadsworth
2,682,480.9730
110,529.1810
Axel Schwarzer
2,682,480.9730
110,529.1810

2-A.	Approval of an Amended and Restated Investment
Management Agreement.
Number of Votes:
For
Against
Abstain
1,939,949.9100
80,973.3010
158,426.9430

2-B.	Approval of a Subadvisor Approval Policy.
Number of Votes:
For
Against
Abstain
1,930,032.9190
71,934.3350
177,382.9000

3.	Approval of a Revised Fundamental Investment
Policy regarding Commodities.
Number of Votes:
For
Against
Abstain
1,931,135.2390
91,694.0890
156,520.8260

The meeting was reconvened on June 13, 2008, at which
time the following matter was voted upon by the
shareholders:
4-A.	Approval of Amended and Restated Declarations of
Trust.
Number of Votes:
For
Against
Abstain
2,169,822.0220
87,444.0870
183,209.5330


Item 77C DWS Target 2014 Fund

Registrant incorporates by reference to its Proxy
Statement filed on January 4, 2008 (SEC Accession No.
0001193125-08-001712).
The Special Meeting of Shareholders of DWS Target
2014 Fund (the "Fund") was held on March 31, 2008 at
the offices of Deutsche Asset Management, 345 Park
Avenue, New York, NY 10154. The following matters
were voted upon by the shareholders of said Fund (the
resulting votes are presented below):
1.	Election of the Board of Trustees.

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
3,443,857.6920
194,742.1530
Henry P. Becton, Jr.
3,443,857.6920
194,742.1530
Dawn-Marie Driscoll
3,442,690.6290
195,909.2160
Keith R. Fox
3,446,286.8540
192,312.9910
Paul K. Freeman
3,446,286.8540
192,312.9910
Kenneth C. Froewiss
3,445,040.6930
193,559.1520
Richard J. Herring
3,446,286.8540
192,312.9910
William McClayton
3,446,286.8540
192,312.9910
Rebecca W. Rimel
3,445,119.7910
193,480.0540
William N. Searcy, Jr.
3,446,286.8540
192,312.9910
Jean Gleason Stromberg
3,446,365.9520
192,233.8930
Robert H. Wadsworth
3,445,040.6930
193,559.1520
Axel Schwarzer
3,446,286.8540
192,312.9910

The meeting was reconvened on June 13, 2008, at which
time the following matters were voted upon by the
shareholders:
2-A.	Approval of an Amended and Restated Investment
Management Agreement.
Number of Votes:
For
Against
Abstain
2,670,838.9320
164,057.6390
282,320.2340

2-B.	Approval of a Subadvisor Approval Policy.
Number of Votes:
For
Against
Abstain
2,669,363.5080
176,345.0210
271,508.2760

3.	Approval of a Revised Fundamental Investment
Policy regarding Commodities.
Number of Votes:
For
Against
Abstain
2,685,862.4950
174,792.6360
256,561.6740

4-A.	Approval of Amended and Restated Declarations of
Trust.
Number of Votes:
For
Against
Abstain
2,704,985.2350
157,179.8960
255,052.6740